UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2024 (July 03, 2024)

KLDiscovery Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38789	61-1898603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9023 Columbine Road
Eden Prairie, Minnesota		55347
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 811-3789

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Restructuring

On July 3, 2024, KLDiscovery Inc. and its direct and indirect affiliated entities (collectively, the “Company”) entered into a Transaction Support Agreement (including the exhibits, term sheets, and schedules thereto, the “TSA”) with: (1) the holders of all of the Company’s convertible debentures due January 10, 2025 (the “Debentures”): an affiliate of Ontario Teachers’ Pension Plan Board (“OTPP”) and certain affiliates of MGG Investment Group LP (“MGG”) that hold Debentures (collectively, the “Debenture Holders”); (2) the Company’s term loan lenders and revolving credit facility lender under the Credit Agreement (defined below); and (3) certain holders of equity interests in the Company including, among others: affiliates of Carlyle Equity Opportunity GP, L.P. (“Carlyle”), Pivotal SPAC Funding LLC and Christopher Weiler, that collectively with OTPP and certain MGG affiliates hold over 62% of the Company’s outstanding common stock, par value $0.0001 (the “Existing Common Stock”) (all parties to the TSA other than the Company, collectively, the “Consenting Stakeholders”). The TSA contemplates a series of transactions (the “Transactions”) that, upon the satisfaction of applicable conditions to closing, will effectuate a financial restructuring of the Company’s capital structure and reduce the Company’s indebtedness (the “Restructuring”).

On July 3, 2024, as contemplated by the TSA, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with the Debenture Holders pursuant to which the Debenture Holders agreed to exchange the Debentures for an aggregate number of new shares of the Company’s common stock representing 96% of the Fully-Diluted Shares (as defined in the Exchange Agreement) (such exchange, the “Debenture Exchange”). As a condition to the Debenture Exchange, the Company agreed to hold a special meeting of its stockholders (the “Special Stockholders Meeting”) as soon as practicable following the date of the Exchange Agreement, at which Company stockholders will vote on a proposal to amend and restate the Company’s Second Amended and Restated Certificate of Incorporation (the “Current Certificate” and, as so amended and restated, the “New Certificate”). As described further below, the New Certificate will, among other things, increase the number of authorized shares of the Company’s common stock so that the Company may issue the shares contemplated by the Debenture Exchange. The Company intends to hold the Special Stockholders Meeting no later than August 12, 2024.

In addition to the actions described above, the TSA, the Exchange Agreement and the Restructuring contemplate, among other things, the following transactions, agreements and changes to the Company’s capital structure and corporate governance:

•
The amendment at the Closing (as defined below), of the Credit Agreement, dated as of February 8, 2021, as previously amended from time to time, by and among KLDiscovery Holdings, Inc. (f/k/a LD Lower Holdings Inc.), LD Topco Inc, and other guarantors party thereto, the Lenders party thereto, Ally Bank as a lender and L/C Issuer, and Wilmington Trust National Association, as administrative agent and collateral agent, as amended (the “Credit Agreement”) on the terms set forth in the applicable term sheet attached to the TSA (the “Credit Agreement Term Sheet”), including to extend the maturity of the term loans under the Credit Agreement.
•
The entry at the Closing into a Second Lien Credit Agreement (the “Second Lien Credit Agreement”) by and among KLDiscovery Holdings, Inc., LD Topco, Inc., the other guarantors party thereto and the Debenture Holders, providing for a $50 million term loan to the Company on the terms set forth in the applicable term sheet attached to the TSA (the “Second Lien Term Sheet”), with the proceeds of the Second Lien Credit Agreement utilized to fund transaction costs and repay a portion of the obligations outstanding under the Credit Agreement.
•
The entry at the Closing into a Mutual Release Agreement by and among the Company and the Consenting Stakeholders (the “Mutual Release Agreement”).
•
The adoption, effective as of the Closing, of a management incentive plan (the “MIP”) on the terms set forth in the TSA pursuant to which the Company will reserve exclusively for issuance to management employees a pool of shares of common stock of the Company representing 7.5% of (1) the Company’s outstanding shares as of the Closing after giving effect to the issuance of new shares in the Debenture Exchange and (2) all shares reserved for the MIP. Restricted stock units representing two-thirds of this reserve will be issued to management employees effective as of the Closing.
•
Certain changes to the Company’s corporate governance arrangements in addition to the amendment and restatement of the Current Certificate in the form of the New Certificate: the amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws” and as so amended and restated, the “New Bylaws”) as of the Closing and the entry at the Closing into a Stockholders Agreement (the “New Stockholders Agreement”) by and among the Company and the Major Stockholders (as defined below).
•
The Company’s Stockholders’ Agreement, dated December 19, 2019, by and among the Company (f/k/a Pivotal Acquisition Corp.), Carlyle and Revolution Growth III, LP and certain other signatories thereto, as amended, will terminate on its terms, effective as of the Closing.
•
The Company’s Registration Rights Agreement, dated as of December 19, 2019, by and among the Company (f/k/a Pivotal Acquisition Corp.), each of the Controlling Holders (as defined therein), and certain other signatories thereto, will be terminated, effective as of the Closing.

The TSA

The TSA requires the Company to provide to Broadridge Financial Solutions, Inc. (“Broadridge”) on or prior to July 20, 2024, materials regarding the stockholder approval to be sought at the Special Stockholder Meeting for distribution to the Company’s stockholders, and the Company to obtain such approval on or prior to the twentieth business day following such date (each of these events, a “Milestone”). The Company also agreed to certain customary covenants in the TSA including, among others, to:

•
use commercially reasonable efforts to seek additional support for the Transactions from its other material stakeholders to the extent reasonably prudent and obtain any third-party approvals necessary and/or advisable for the implementation of the Transactions;
•
negotiate in good faith with the Consenting Stakeholders to address any impediments that arise that would prevent, hinder, or delay the consummation of the Transactions; and
•
refrain from soliciting or supporting a transaction that is an alternative to one or more of the Transactions, subject to the Fiduciary Out (defined below).

The Milestones also contemplate, and the TSA requires, that the Closing occur:

•
on or prior to August 16, 2024, if the Investment Security Unit (the “ISU”) within the United Kingdom Cabinet Office accepts the voluntary notice to be submitted by the Debenture Holders pursuant to section 18(5) of the UK National Security and Investment Act 2021 (the “NSIA”), which regulates foreign investment in sectors that may give rise to national security concerns; or
•
on or prior to September 30, 2024 (the “Outside Effective Date”), if the ISU requires the submission of a mandatory notice pursuant to the NSIA (the “ISU Notice”); provided, that the Outside Effective Date will be automatically extended for up to two consecutive sixty day periods if all of the conditions to Closing set forth in the Exchange Agreement other than the condition relating to the ISU Notice are satisfied (or will be satisfied upon Closing) or, to the extent permitted by law, waived, as of the Outside Effective Date, or the extended Outside Effective Date, as applicable.

The Consenting Stakeholders agreed to certain customary covenants in the TSA including, among others, to:

•
support the Transactions, including, without limitation, by voting the Common Stock held by such Consenting Stakeholders to approve the proposal to amend and restate the Current Certificate and adopt the New Certificate;
•
use commercially reasonable efforts to cooperate with the Company in its efforts to obtain additional support for the Transactions from its other stakeholders and obtain any third-party approvals necessary and/or advisable for the implementation of the Transactions;
•
negotiate in good faith with the Company to address any impediments that arise that would prevent, hinder, or delay the consummation of the Transactions, provided, that no lender party to the TSA is obligated to agree to terms that could in its reasonable judgment have any adverse effect (other than in an immaterial respect) on its recovery, entitlements, rights or remedies; and
•
forbear from exercising remedies on account of any breach by the Company of, and any default or event of default under, the Credit Agreement or the terms of the Debentures which directly or indirectly arises from any of the actions or transactions contemplated by the TSA.

The TSA and the Exchange Agreement both require the Company to conduct its businesses and operations in the ordinary course and refrain from taking certain enumerated actions prior to the Closing. In addition, while the TSA is in effect and following its termination (other than as a result of the occurrence of the Closing), the Company agreed to be bound by certain restrictive covenants that limit the Company’s ability to take certain actions without the consent of its lenders under the Company’s Credit Agreement, including, among others:

•
making certain Restricted Payments (as defined in the Credit Agreement);
•
implementing an incremental facility under the Credit Agreement, unless such incremental facility is subordinated with respect to payment priority (including as to collateral proceeds) to the Revolving Credit Loans and the Term Loans under and as defined in the Credit Agreement; releasing collateral securing or purporting to secure obligations under the Credit Agreement;
•
releasing collateral securing or purporting to secure obligations under the Credit Agreement; and
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designating present or future subsidiaries as unrestricted subsidiaries under the Credit Agreement.

The TSA provides that, notwithstanding anything to the contrary therein, it does not require the Company’s Board of Directors (the “Board”), any Board committee, or any director or officer of the Company, after consultation with counsel, to take or refrain from taking any action inconsistent with its, his or her fiduciary duties to the Company (the “Fiduciary Out”).

The consummation of the Transactions (the “Closing”) is subject to the satisfaction or waiver of certain customary conditions set forth in the TSA, including, among others, the Company’s payment of the transaction fees and expenses of the Consenting Stakeholders and their advisors, and of the Company’s advisors, in connection with the Transactions.

The TSA may be terminated by parties other than the Company with respect to themselves or in its entirety, in each case, as described in the TSA, upon the occurrence of certain events, including, among others:

•
an uncured breach in any material respect of the representations, warranties, or covenants in the TSA of a party other than the terminating party;
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the Board determines, in the exercise of its fiduciary duties, acting in good faith after consultation with counsel, to pursue or enter into an alternative transaction or that proceeding with the Transactions would be inconsistent with the exercise of its fiduciary duties or applicable law;
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a Milestone is not achieved;
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an Event of Default (as defined in the Credit Agreement) occurs and is continuing;
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an Event of Default (as defined in the Debentures) occurs and is continuing; or
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if Carlyle terminates the TSA as to itself.

The Company may terminate the TSA in its entirety upon the occurrence of certain events as described therein, including, among others:

•
an uncured breach in any material respect of the representations, warranties, or covenants in the TSA of a party other than the Sponsors (as defined in the TSA) if such breach prevents the satisfaction of any condition to Closing; or
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the Board determines, after consulting with counsel, that proceeding with any of the Transactions would be inconsistent with the exercise of its fiduciary duties or applicable law.

The Exchange Agreement

The Exchange Agreement requires the Company to conduct its businesses and operations in the ordinary course and refrain from taking certain enumerated actions prior to the Closing. Like the TSA, the Exchange Agreement provides that, notwithstanding anything to the contrary therein, it does not require the Board, any Board committee, or any director or officer of the Company, after consultation with counsel, to take or refrain from taking any action inconsistent with its, his or her fiduciary duties to the Company.

Closing of the transactions contemplated by the Exchange Agreement, including the Debenture Exchange, is subject to:

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the approval of the New Certificate at the Special Stockholders Meeting and the subsequent amendment and restatement of the Current Certificate in the form of the New Certificate; and
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the satisfaction or waiver of certain other customary conditions set forth in the Exchange Agreement including the concurrent consummation of the other transactions contemplated by the TSA.

The Exchange Agreement may be terminated by either the Company or the Debenture Holders upon the occurrence of certain events as described therein, including, among others:

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the termination of the TSA; or
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the uncured breach of the other party’s representations, warranties, or covenants in the Exchange Agreement if such breach prevents the satisfaction of any condition to Closing.

The other agreements and documents referred to above are described in more detail below.

Mutual Release Agreement

The Mutual Release Agreement will be entered into at the Closing. It includes customary mutual releases provided by the parties thereto in favor of the Company, the Consenting Stakeholders, and each of their respective related parties of any claims arising before or on the Closing date relating to any act or omission, agreement or event existing immediately prior to the Closing in connection with the management, ownership, or operation of the Company, the purchase or sale of any Company security, the subject matter of, or the events giving rise to, any claim or equity interest that is treated in the transactions contemplated by the TSA, the business or contractual arrangements among the parties thereto, the Company’s restructuring efforts, intercompany transactions, the TSA and any restructuring transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the TSA, with customary exceptions for, among other things:

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Conduct constituting gross negligence, fraud, willful misconduct, or a criminal act;
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Rights to indemnification, insurance, or wages/compensation/benefits;
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Ordinary course obligations related to e-discovery and/or data platform services unrelated to the transactions; and
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Existing statements of work, engagement letters, and similar obligations/invoices in relation to services providing by the Company.

Financing Term Sheets

In connection with the TSA, the Company and the Consenting Stakeholders agreed to the Credit Agreement Term Sheet.

The Credit Agreement Term Sheet contemplates, inter alia, the following terms:

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an 18-month extension of the maturity of the term loans under the Credit Agreement to August 9, 2027;
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an increase of 100 basis points to the rates applicable to borrowings under the Credit Agreement;
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a commitment fee of 0.75% payable to the lender in the revolving credit facility; and
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certain adjustments to the covenants applicable to the Company.

Additionally, the Company and the Consenting Stakeholders also agreed to the Second Lien Term Sheet.

The Second Lien Term Sheet contemplates, inter alia, the following terms:

•
the proceeds of the Second Lien Credit Agreement to the Company, less transaction fees, will be applied to prepay an equivalent amount of the Company’s borrowings under the Credit Agreement;
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borrowings under the Second Lien Credit Agreement will incur interest at a rate of 17% per annum, payable in kind by capitalizing such accrued interest and adding it to the principal amount of the Second Lien Credit Agreement on a quarterly basis;
•
the Second Lien Credit Agreement will be secured on a second-lien basis by a perfected security interest in equivalent collateral to the collateral securing the loans under the Credit Agreement;
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the entry by the agent for the lenders under the Second Lien Credit Agreement into a customary intercreditor agreement with the agent under the Credit Agreement, providing for payment and lien subordination of the indebtedness evidenced thereby to the indebtedness evidenced by the Credit Agreement; and
•
affirmative and negative covenants, representations and warranties consistent with those (subject to basket and covenant cushions of not less than 15%) set forth in the Credit Agreement.

New Stockholders Agreement

The Stockholders Agreement will be entered into as of the Closing by the Company, OTPP and certain affiliates of MGG that hold Common Stock (collectively, the “MGG Stockholders,” and together with OTPP, the “Major Stockholders,” and each, a “Major Stockholder”). It provides, among other things, that, effective as of the Closing:

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The Board will consist of seven directors;
•
The Company stockholders who are parties to the New Stockholders Agreement will vote their Common Stock (as defined below) to cause the following individuals to be elected to the Board: the Chief Executive Officer of the Company; two persons designated for nomination by the MGG Stockholders; two individuals designated for nomination by OTPP; and two directors whom the Board determines have no relationship with the Company or a Major Stockholder that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director (each of which shall be designated for nomination by mutual agreement of the MGG Stockholders and OTPP);
•
The Company stockholders who are parties to the New Stockholders Agreement will vote their Common Stock to remove a director from office by the vote of stockholders upon the occurrence of any of the following: (i) written request of the person(s) who would be entitled to designate a replacement nominee for such director pursuant to the Stockholders Agreement to remove such director; (ii) with respect to the director who is also the CEO, if he or she ceases to serve as the CEO; or (iii) in the case of an independent director, if he or she ceases to be independent;
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The presence of at least one director designated by the MGG Stockholders and one director designated by OTPP is required to establish a quorum for a meeting of the Board;
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The consent of each Major Stockholder will be required for certain actions relating to the Company or any of its subsidiaries including, among others:
o
any dissolution, winding up or bankruptcy filing;
o
any change in its principal lines of business or amendments to its organizational documents with respect to Major Stockholder approval matters;
o
a sale of the Company, whether through merger, consolidation, share exchange, business combination, sale of all or substantially all of the Company’s assets, stock or otherwise, other than pursuant to a Forced Sale as described below;
o
incurrence of indebtedness other than indebtedness in existence as of the Closing or not in excess of $1,000,000 in the aggregate;
o
agreements to (i) increase the interest payable on or total yield on any indebtedness existing as of the Closing by more than 2.0% per annum, (b) increase the scheduled payments or prepayments of principal under such indebtedness, (c) modify any covenant or obligations related to such indebtedness in a manner adverse to the Company or (iv) modify the maturity date of any such indebtedness;
o
acquisitions of assets or securities whether through merger, consolidation, share exchange, business combination or otherwise, in any transaction or series of related transactions for consideration in excess of $1,000,000 or sales or other dispositions of assets in any transaction or series of related transactions with a fair market value in excess of $500,000;
o
any issuance of equity securities (or securities convertible or exercisable therefor) other than shares of Company common stock issued (i) pursuant to the exercise of any conversion rights set forth in the New Charter; (ii) upon vesting or exercise of awards issued under the MIP or the Company’s 2019 Incentive Award Plan; or (iii) upon exercise of any warrants outstanding as of the Closing to purchase common stock;
o
any redemption, repurchase or other acquisition of the Company’s or its subsidiary’s securities, other than pursuant to employment arrangements known to the Board and that existed prior to the Board’s constitution or certain redemptions of Class B-2 Common Stock as contemplated in the New Certificate;
o
any change in the size or composition of the Board;
o
the appointment, termination or replacement of the CEO and any other officer that reports directly to the CEO or the Board;
o
entry into or amendment of employment agreements for, and otherwise setting compensation for, the CEO or any other officer that reports directly to the CEO or Board;
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adoption of any incentive plans or similar arrangements for officers, employees or service providers;
o
declaration or payment of dividends with respect to any of its equity securities other than dividends required to be declared and paid under the New Certificate;
o
entry into or amendment of, or waiver of compliance with, any contract or transaction with a stockholder of the Company or any Affiliate thereof, or any Company director or officer or their immediate family members, other than performance by the Company in accordance with the terms of contracts known to the Board and in effect as of the Closing;
o
entry by the Company into any joint venture or similar arrangement; and
o
commencement or settlement of any litigation, arbitration, dispute or proceeding reasonably expected to involve an amount in controversy greater than $500,000 or with respect to a material matter raised via the Company’s whistleblower hotline.

•
No Company stockholder party to the New Stockholders Agreement may transfer its shares of Common Stock (other than to the Company or certain customary permitted transfers) without the prior consent of each Major Stockholder;
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If the Major Stockholders approve a Sale of the Company (as defined in the New Stockholders Agreement), the Company stockholders who are parties to the Stockholders Agreement will be required to approve such transaction and, if such transaction contemplates the sale of Company stockholders’ Common Stock, sell the same pro rata portion of their Common Stock in such sale as is being sold by each Major Stockholder on the same terms and conditions applicable to the Major Stockholders;
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Beginning 54 months after the Closing, either Major Stockholder may cause the Company to initiate a process intended to result in a Sale of the Company (a “Forced Sale”); provided, that the other Major Stockholder may, if such sale process is initiated before the date falling 66 months after the Closing, elect to delay the sale process in certain circumstances; and
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The New Stockholders Agreement will terminate upon the earliest to occur of a Qualified IPO (as defined in the New Stockholders Agreement), a Qualified Direct Listing (as defined in the New Stockholders Agreement), or the written agreement of the Major Stockholders to terminate the New Stockholders Agreement.

New Certificate

The New Certificate will materially amend the Current Certificate as follows:

The number of authorized shares of all classes of stock of the Company will be increased from 201,000,000 to 4,501,000,000, including 2,500,000,000 shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), 1,000,000,000 shares of Class B-1 Common Stock, par value $0.0001 per share (the “Class B-1 Common Stock”), 1,000,000,000 shares of Class B-2 Common Stock, par value $0.0000001 per share (the “Class B-2 Common Stock”, and together with the Class A Common Stock and Class B-1 Common Stock, the “Common Stock”), and 1,000,000 shares of Preferred Stock, par value $0.0001 per share.

The Existing Common Stock will be reclassified into three classes under the New Certificate:

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Class A Common Stock, which will be identical in all respects to the Existing Common Stock. As a result of the reclassification, each issued share of Existing Common Stock shall automatically, without any further action on the part of the Company or any holder of Existing Common Stock, be reclassified and changed into one validly issued, fully paid and nonassessable share of Class A Common Stock;
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Class B-1 Common Stock, which will entitle holders thereof to all economic and voting rights granted to holders of Class A Common Stock other than the right to vote on the election, removal or replacement of directors of the Company; and
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Class B-2 Common Stock, which will entitle the holders thereof to the right to vote on the election, removal or replacement of directors and to an aggregate annual cash dividend of CAD 10,000 (grossed up by the amount of any withholding or similar tax required by law to be imposed on such dividend) and will have none of the other economic or voting rights granted to holders of Class A Common Stock.

Subject to the rights of any holders of any outstanding shares of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Company, the Company shall distribute its assets to holders of shares of Common Stock as follows:

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First, to each holder of Class B-2 Common Stock, an amount per share of Class B-2 Common Stock equal to the sum of (x) any unpaid dividends accrued on such share and (y) $0.0000001 per share (with the amount payable to each holder of Class B-2 Common Stock, as such, for the aggregate number of shares of Class B-2 Common Stock owned by such stockholder rounded up to the nearest whole cent).
•
Second, to the holders of shares of Class A Common Stock and Class B-1 Common Stock, as such, the remaining assets of the Company available for distribution to its stockholders ratably in proportion to the number of shares of Class A Common Stock and Class B-1 Common Stock held by them. The holders of the Class B-2 Common Stock, as such, shall not be entitled to receive any such distributions.

Shares of Class A Common Stock will be convertible by the holder thereof at any time into an equal number of shares of Class B-1 Common Stock and an equal number of shares of Class B-2 Common Stock if, at such time, such holder of Class A Common Stock is the record owner of shares of Class B-1 Common Stock or Class B-2 Common Stock. Shares of Class B-1 Common Stock will be convertible at any time by the holder thereof into an equal number of shares of Class A Common Stock if, contemporaneously with such conversion, an equal number of shares of Class B-2 Common Stock are redeemed by the Company for nominal consideration.

The establishment of the Class B-1 Common Stock and Class B-2 Common Stock is necessary to facilitate OTPP’s compliance with certain regulations under the Pension Benefits Act Regulations (Ontario) that restrict OTPP from directly or indirectly investing in securities of a corporation that carry more than 30% of the votes that may be cast for the election of directors of the corporation. At the Closing, the Company will issue OTPP a combination of Class A Common Stock and Class B-1 Common Stock such that, following the Closing, OTPP holds (i) Class A Common Stock representing no more than 30% of the total number of shares of Class A Common Stock and Class B-1 Common Stock then outstanding, and (ii) the remainder of its ownership in shares of Class B-1 Common Stock. The Company does not expect that there will be any holders of Class B-1 Common Stock as of the Closing other than OTPP.

A third party designated by OTPP will be issued a number of shares of Class B-2 Common Stock equal to the number of shares of Class B-1 Common Stock issued to OTPP at the Closing.

The New Certificate will provide that the management of the business and the conduct of the affairs of the Company shall be vested in the Board and shall be conducted in accordance with the New Bylaws and, prior to the termination of the New Stockholders Agreement, the New Stockholders Agreement. The New Certificate will also provide that notwithstanding anything in the New Certificate to the contrary, prior to the termination of the New Stockholders Agreement, the Company may not engage in any act or activity that would breach the Stockholders Agreement and any such act or activity shall be void ab initio unless such act or activity is approved, or ratified after such act or activity occurs, by the consent of the Major Stockholders.

The Current Certificate classifies the Board into three classes of directors, which each class serving a term of three years. The New Certificate will declassify the Board. The New Certificate will provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled only by stockholders and not by directors.

The Current Certificate does not permit the Company stockholders to take action by written consent of stockholders in lieu of a meeting of stockholders. The New Certificate will provide that any action that is required or permitted to be taken by the Company stockholders at any annual or special meeting of stockholders may be effected by written consent in lieu of a meeting of stockholders.

The New Certificate will exempt each Major Stockholder and its affiliates, successors, directly or indirectly managed funds or vehicles, partners, principals, directors, officers, members, managers and employees, including any of the foregoing who serve as officers or directors of the Company (collectively, the “Exempted Persons”), from the doctrine of corporate opportunity, or any other analogous doctrine. To the fullest extent permitted by law, the Exempted Persons shall not have any fiduciary duty to refrain from and shall not be liable to the Company or its stockholders for breach of any fiduciary duty solely by, engaging, directly or indirectly, in the same or similar business activities as the Company or in business with a competitor of the Company or otherwise competing with the Company. In addition, the New Certificate will provide that a corporate opportunity shall not be deemed to belong to the Company if it is a business opportunity that the Company is not financially or legally able or contractually permitted to undertake, or that is, from its nature, not in the line of the Company’s business or is of no practical advantage to it or that is one in which the Company has no interest or reasonable expectancy.

The New Certificate also incorporates various other updates and technical, clarifying and conforming changes.

New Bylaws

The New Bylaws will, among other things, provide that:

•
the total number of authorized directors of the Company, whether or not there are any vacancies in previously authorized directorships, will be seven directors, subject to change in conformity with the New Stockholders Agreement;
•
the requirements for a quorum at any meeting of the Board and for Board action shall be as set forth in the New Stockholders Agreement;
•
the Board may, subject to the terms of the New Stockholders Agreement, designate committees of the Board;
•
any action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, consistent with the New Certificate;
•
if there is a conflict between the terms of the New Bylaws and the New Stockholders Agreement, the terms and provisions of the New Stockholders Agreement shall govern and control, except as provided otherwise by mandatory provisions of the Delaware General Corporation Law that cannot be altered as a matter of public policy; and
•
the New Bylaws may be amended or repealed by the Board at any meeting or by the stockholders at any meeting, subject to the terms of the New Certificate and the New Stockholders Agreement.

The New Bylaws also incorporate various other updates and technical, clarifying and conforming changes.

The foregoing descriptions of the TSA and Exchange Agreement are not complete and are qualified in their entirety by reference to the full text of the TSA and the Exchange Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively. The foregoing descriptions of the Mutual Release Agreement, Amended Credit Agreement Term Sheet and Second Lien Credit Agreement Term Sheet are not complete and are qualified in their entirety by reference to the full text of the Mutual Release Agreement included as Schedule 3 to the TSA, and the Amended Credit Agreement Term Sheet and the Second Lien Term Sheet included as Annex A and Annex B, respectively, to the Transaction Term Sheet attached as Exhibit A to the TSA, a copy of which is attached hereto as Exhibit 10.1. The foregoing descriptions of the forms of New Stockholders Agreement, New Certificate and New Bylaws, are not complete and are qualified in their entirety by reference to the forms thereof which are attached as Exhibits to the Exchange Agreement, a copy of which is attached hereto as Exhibit 10.2.

Item 7.01 Regulation FD Disclosure.

On July 8, 2024, the Company issued a press release announcing that the Company had entered into the TSA. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1

Transaction Support Agreement, dated July 3, 2024, by and among KLDiscovery Inc. and its direct and indirect affiliated entities, and the Consenting Stakeholders party thereto including the Debenture Holders, the Company’s term loan lenders and revolving credit facility lender under the Credit Agreement and certain holders of equity interests in the Company including: affiliates of Carlyle Equity Opportunity GP, L.P., Pivotal SPAC Funding LLC, Westview Capital Partners III, L.P., Conifer Partners, Radcliff Principal Holdings LLC and Christopher Weiler.

10.2	Exchange Agreement, dated July 3, 2024, by and among KLDiscovery Inc. and the Debenture holders listed on Schedule 1 attached thereto.

99.1	KLDiscovery Press Release dated July 8, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLDiscovery Inc.

Date:	July 8, 2024	By:	/s/ Dawn Wilson
		Name: Title:	Dawn Wilson Chief Financial Officer